                                                                   EXHIBIT 10.40





                          TRI-PARTY CUSTODY AGREEMENT


                                  by and among


                           LOMAS MORTGAGE USA, INC.,
                                  as "Seller"


                     FIRST NATIONWIDE MORTGAGE CORPORATION
                                   as "Buyer"


                                      and


                     BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                                 as "Custodian"



                         Dated as of September 19, 1995

         This TRI-PARTY CUSTODY AGREEMENT is made and entered into as of September 19, 1995, by and among Lomas Mortgage USA, Inc. (the "Seller"), First Nationwide Mortgage Corporation (the "Buyer") and Bank One, Texas, National Association ("Bank One").

                              PRELIMINARY MATTERS

A. The Seller and the Buyer have entered into that certain Master Repurchase Agreement dated as of even date herewith (together with the Supplemental Terms thereto and any Confirmations from time to time entered into thereunder, the "Repurchase Agreement").

B. The Repurchase Agreement contemplates the offer and sale by the Seller to the Buyer from time to time of certain Mortgage Loans, the delivery to the Buyer or its agent of certain documents which evidence or relate to such Mortgage Loans, and the release of such Mortgage Loans by the Buyer to the Seller.

C. The parties wish to provide for the appointment of Bank One by the Buyer as custodian on behalf of the Buyer (in such capacity, the Custodian") and to set forth their agreement regarding the delivery of documents by the Seller to the Custodian and the inspection and release of such documents by the Custodian.


                                   AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms have the meanings indicated.

         "Agency" shall refer to GNMA, FNMA and/or FHLMC as applicable.

         "Agency Security" shall refer to a GNMA Security, a FNMA Security or a FHLMC Security.

         "Agreement" shall refer to this Agreement, as supplemented or amended from time to time.

         "Bank One" shall have the meaning specified in the preamble to this Agreement.

         "Buyer" shall have the meaning specified in the preamble to this Agreement.
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         "Certification" shall refer to Custodian's certification included in each Document Submission Summary.

         "Custodian" shall have the meaning specified in Preliminary Matter C to this Agreement.

         "DDA Account" shall refer to demand deposit account no. 1886481967, with Bank One, which account is styled "First Nationwide Mortgage Corp., Re:
Bank One, Texas Tri-Party Custody Agreement, dated September 19, 1995."

         "Deposited Documents" shall refer to all documents relating to Mortgage Loans, including without limitation all Required Documents, deposited with the Custodian pursuant to this Agreement.

         "Document Submission Summary" shall mean a Document Submission Summary in the form attached hereto as Exhibit A, having appended thereto a Mortgage Loan Schedule.

         "FHLMC" shall refer to the Federal Home Loan Mortgage Corporation.

         "FHLMC Security" shall refer to a Mortgage Participation Certificate issued and guaranteed by FHLMC and backed by a pool of Mortgage Loans.

         "FNMA" shall refer to the Federal National Mortgage Association.

         "FNMA Security" shall refer to a Guaranteed Mortgage PassThrough Certificate issued and guaranteed by FNMA and backed by a pool of Mortgage Loans.

         "GNMA" shall refer to the Government National Mortgage Association.

         "GNMA Security" shall refer to a fully-modified pass-through mortgage-backed certificate guaranteed by GNMA and backed by a pool of Mortgage Loans.

         "Mortgage" shall refer to the deed of trust or mortgage which secures a Mortgage Loan.

         "Mortgage Loans" shall refer to single family residential mortgage loans.

         "Mortgage Loan Schedule" shall refer to a completed schedule in the form attached as Schedule I to Exhibit A to this Agreement.

         "Note" shall refer to the promissory note which evidences a Mortgage Loan.

         "Required Documents" shall have the meaning specified in Paragraph 4 of this Agreement.





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
         "Repurchase Agreement" shall have the meaning specified in Preliminary Matter A to this Agreement.

         "Seller" shall have the meaning specified in the preamble to this Agreement.

         "Title Company" shall refer to the title company or other entity other than the Seller or any entity affiliated (within the meaning of such term set forth in Paragraph 16) with the Seller that is serving as closing agent with respect to a Mortgage Loan originated by or on behalf of the Seller with funds provided to the Seller by the Buyer pursuant to the Repurchase Agreement in connection with the sale of such Mortgage Loan to the Buyer thereunder.

         "Warehouse Lender's Release Letter" shall refer to (a) a document executed by an entity other than the Seller (the "Warehouse Lender") which states that the Mortgage Loan(s) delivered therewith are delivered in trust and that a security interest therein has been retained by the Warehouse Lender pending payment of the Warehouse Release Purchase Price therefor and that upon payment of such Warehouse Release Purchase Price, such trust will be terminated and all claim of the Warehouse Lender to such Mortgage Loans and such security interest will be released or (b) a document executed by the Seller which states that the Mortgage Loan(s) delivered therewith are not subject to any claim or security interest in favor of any entity.

         "Warehouse Release Purchase Price" shall mean, as to any Mortgage Loan, the amount stated in the Warehouse Lender's Release Letter, if any, applicable thereto, as the amount which must be received by the Warehouse Lender thereunder for the security interest of such Warehouse Lender in such Mortgage Loan to be released.

         2. Appointment of Custodian. The Buyer hereby appoints Bank One as Custodian and Bank One hereby accepts its appointment as the Custodian, to act as the bailee and agent of the Buyer and its successors and permitted assigns, for the purpose of taking custody of all Deposited Documents delivered hereunder.

         3. Deposit of Documents. The Seller shall deposit with the Custodian, and the Custodian agrees, subject to Paragraph 2 above and the other terms and conditions hereof, to hold as custodian and bailee on behalf of and as agent for the Buyer, and its successors and permitted assigns, such documents as it is required to deliver to the Buyer or its agents under the Repurchase Agreement. The Custodian shall be responsible for identifying on its books and records that all such documents are being held for the benefit of the Buyer and for maintaining all Deposited Documents in separate records and files.

         4. Required Documents. For each Mortgage Loan that is identified on a Document Submission Summary, the Seller shall deposit with the Custodian the following required documents (the "Required Documents") relating to such Mortgage Loan, and all such other documents as the Buyer may require, and which documents the Buyer notifies the Custodian to accept:





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                 a.       The Note which evidences such Mortgage Loan, endorsed
         by a duly authorized representative of the Seller in blank and without recourse;

                 b. an assignment of the Mortgage which secures such Mortgage Loan with assignee in blank but otherwise in recordable form but not recorded and all interim assignments, if any;

                 c.       a Document Submission Summary; and

                 d.       an executed Warehouse Lender's Release Letter.

         5. Certification of Documentation. Upon receipt of each Document Submission Summary, the Custodian shall review the Deposited Documents delivered therewith to determine whether such Deposited Documents comprise the Required Documents for the Mortgage Loans identified on the Mortgage Loan Schedule attached to such Document Submission Summary and to determine whether all such Required Documents are complete and appear regular on their face, whether each such document purporting to be an original appears on its face to be so, and whether each such document purporting to be a certified photocopy or conformed copy appears on its face to be a complete copy of its original. The Custodian shall confirm that:

                 a. The Note bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker;

                 b. except for the endorsement in blank, neither the Note nor any assignment of the Mortgage contain any notations on their face which evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

                 c. the original principal amount of the Note is greater than or equal to the current outstanding principal amount of the Note as reported to the Custodian by the Seller on the relevant Mortgage Loan Schedule;

                 d. the rate of interest borne by the Mortgage Loan as set forth on the Note is equal to the rate of interest for such Mortgage Loan as reported to the Custodian by the Seller on the relevant Mortgage Loan Schedule;

                 e. the Note has been endorsed in blank and bears original endorsements which complete the chain of ownership from the original holder or payee to the Seller;

                 f. the original assignment of the Mortgage in blank bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party, including subsequent assignors); a photocopy of each interim assignment bears the signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party, including subsequent assignors) and bears a





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         certification of an officer of the Seller, the entity selling the
         Mortgage Loan to the Seller, or a title company to the effect that such interim assignment has been recorded or sent for recording in the appropriate real estate recording office; and such assignment and such interim assignments complete the chain of title from the originator to the Seller;

                 g. the information set forth on the Mortgage Loan Schedule attached to the Document Submission Summary respecting each Mortgage Loan appears to reflect accurately the information contained in the related Required Documents; and

                 h. the Warehouse Lender's Release Letter, as applicable, has been duly executed by either the Warehouse Lender or the Seller and is addressed to either the Seller (if executed by the Warehouse Lender) or the Buyer (if executed by the Seller).

         The Custodian shall notify the Seller and the Buyer of any documents that are missing, incomplete on their face or patently inconsistent and of any Mortgage Loans that do not satisfy the criteria listed above. The Seller shall promptly deposit such missing documents with the Custodian or complete or correct the documents. When the Required Documents have been received and reviewed by the Custodian and the Custodian has determined that they are in correct and complete form as provided herein and that they satisfy the aforementioned conditions, the Custodian shall deliver to the Buyer a signed Certification.

         6. Further Obligations of Custodian. The Custodian shall promptly notify the Buyer if (i) the Seller fails to pay any amount due to the Custodian in connection with this Agreement or (ii) the Custodian's direct employees responsible for performing the duties outlined in this Agreement have received written notification that any mortgage, pledge, lien, encumbrance or security interest (other than for the benefit of the Buyer) has been placed on the Required Documents, the Deposited Documents or the Mortgage Loans relating thereto.

         The Custodian shall use reasonable care and due diligence in the performance of its duties hereunder and shall, subject to the other provisions of this Agreement, hold the Deposited Documents under its exclusive custody and control and in accordance with Custodian's customary custodial standards that it applies when it is acting as document custodian for GNMA, FNMA and FHLMC.

         7. Copies of Required Documents. The Custodian shall furnish the Buyer and its auditors, upon the written request of the Buyer, with copies of the Deposited Documents. Any documents furnished to the Buyer pursuant to this Agreement, including without limitation documents furnished pursuant to this Paragraph 7, shall be at the expense of the Seller.

         8. Right to Inspect. The Buyer (and its attorneys, auditors and agents when requested by the Buyer) shall have the right, upon reasonable prior written notice to the Custodian, to visit the office of the Custodian, to review the custody and administrative procedures and to discuss the Delivered Documents and the records of the Custodian relating





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
to this Agreement with officers of the Custodian and to examine the books of account and records of the Custodian pertaining to the same, and to make or be provided with copies and extracts therefrom, and, upon reasonable notice, to discuss the same with, and to be advised as to the same by, the independent accountants of the Custodian (and by this provision the Custodian authorizes such accountants to discuss the same, whether or not a representative of the Custodian is present), all at such reasonable times and intervals and to such reasonable extent as the Buyer may desire.

         9. Delivery of Delivered Documents to the Buyer. The Custodian shall promptly deliver to the Buyer or its designee any or all Required Documents and other Deposited Documents in the Custodian's custody upon the Buyer's written request.

         10. Custodian Fees. It is understood that the Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement (the "Fee Letter," a true and correct copy of which has been provided to the Buyer) between the Custodian and the Seller and subject in any case to Paragraph 11 below. The payment of such fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Seller; provided, that to the extent the Seller does not pay such fees and expenses, the Buyer shall pay same and shall be subrogated to the rights of the Custodian with respect thereto to the extent of such payment. In consideration of the undertakings of the Buyer in the preceding sentence, the Custodian agrees not to amend or modify the Fee Letter without the consent of the Buyer.

         11. Termination. The Custodian may terminate its obligations under this Agreement upon 30 days' prior written notice to the Seller and the Buyer; provided however, that the Custodian shall remain obligated pursuant to the terms hereof with respect to any liability arising prior to the date of such termination. In the event of such termination, the Buyer shall appoint a successor custodian and the Custodian shall promptly transfer to the successor custodian, as directed, all Required Documents and other Deposited Documents being held by the Custodian under this Agreement. If no successor custodian is designated, the Custodian shall deliver all Required Documents and Deposited Documents to the Buyer. This Agreement may be terminated at any time by the Buyer.

         12. DDA Account; Wire Transfers. The DDA Account has been established by the Buyer at Bank One. All fees and expenses related to the DDA Account shall be for the account of the Seller; provided, that to the extent the Seller does not pay such fees and expenses, the Buyer shall pay same and shall be subrogated to the rights of the Custodian with respect thereto to the extent of such payment. From time to time the Seller may wish to finance the acquisition or origination of a Mortgage Loan that is to be sold by the Seller to the Buyer with funds provided by the Buyer, which funds shall be wired by the Buyer to the DDA Account and supplemented, to the extent necessary, by deposits by the Seller into the DDA Account. The Seller (Lomas Mortgage USA, Inc.) shall enter disbursement instructions with respect to sums on deposit in the DDA Account through Bank One's ECDA Wire System and Bank One shall release such wire instructions and disburse such funds upon receipt of such instructions provided





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
that (a) sufficient funds are on deposit in the DDA Account, (b) such instructions do not include the Seller as payee, (c) such instructions conform to the instructions set forth in the applicable Warehouse Lender's Release Letter, or are to a Title Company, as applicable, and (d) if the Buyer issues conflicting instructions Bank One shall follow the Buyer's instructions. Upon request, Bank One shall provide the Warehouse Lender or Title Company, as applicable, the Seller or the Buyer with the federal wire reference number for a particular wire transfer.

         13. Seller's Representations and Warranties. The Seller hereby represents and warrants to the Buyer and the Custodian that:

                 a. The payee named in any wire instructions from the DDA Account shall be either (i) the Warehouse Lender from whom Mortgage Loans sold to the Buyer are being acquired with the proceeds of such wire or (ii) the Title Company through whom Mortgage Loans sold to the Buyer are being originated with the proceeds of such wire;

                 b. the wire transfer to or other deposit in the DDA Account of funds by the Buyer shall constitute the payment by the Buyer of the Purchase Price (as defined in the Repurchase Agreement) for Mortgage Loans under the Repurchase Agreement;

                 c. only funds intended to be used to finance the acquisition or origination of Mortgage Loans sold to the Buyer under the Repurchase Agreement shall be deposited in the DDA Account; and

                 d. except as the Buyer may otherwise agree in writing, funds from time to time on deposit in the DDA Account shall only be used for the purpose of financing the acquisition or origination of Mortgage Loans sold to the Buyer under the Repurchase Agreement.

         14. Notices. All written communications hereunder shall be mailed, telecopied or delivered, to each party at its address as indicated on
Schedule I or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

         15. Concerning the Custodian. Notwithstanding anything to the contrary in this Agreement, the Custodian shall not be liable for any action or omission to act hereunder except for its own gross negligence or wilful misconduct. The Custodian may act or refrain from acting in reliance upon any written communication of the Buyer concerning the delivery of the Deposited Documents. Notwithstanding any provision hereof to the contrary, the Custodian shall have no duty to service the Mortgage Loans.

         16. Representations by and Covenants of the Custodian. The Custodian hereby represents and warrants to the Buyer and the Seller as of the date of this Agreement as follows:





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                 a.       The Custodian has been duly organized and is validly
         existing as a national banking association and is duly qualified to do business and in good standing as a foreign corporation (or is exempt from such requirement) in each jurisdiction in which failure to so qualify would have a material adverse effect on the Buyer or the Seller, and has full corporate power and authority to own its properties and conduct its business as currently conducted;

                 b. the Custodian has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; the execution and delivery by the Custodian of this Agreement and the consummation by the Custodian of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Custodian; this Agreement has been duly and validly executed and delivered by the Custodian and constitutes a legal, valid and binding obligation of the Custodian, enforceable against the Custodian, in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity; neither the execution and delivery by the Custodian of this Agreement, nor the consummation by the Custodian of any of the transactions contemplated hereby, nor the fulfillment by the Custodian of the terms hereof, will conflict with, or violate, result in a material breach of or constitute a material default (with or without notice or lapse of time, or both) under (i) any term or provision of the Certificate of Incorporation or By-laws of Custodian or any governmental rule applicable to the Custodian or (ii) any term or provision of any indenture or other agreement or instrument, to which the Custodian is a party or by which the Custodian or any material portion of its properties are bound; no governmental action is required by or with respect to the Custodian in connection with the execution and delivery of this Agreement by the Custodian or the consummation by the Custodian of the transactions contemplated hereby;

                 c. the Custodian does not have and will not assert or permit to be asserted any security interest or other adverse interest, lien or encumbrance against the Required Documents, the Deposited Documents, or the Mortgage Loans;

                 d. the Custodian covenants to maintain, at its own expense, at all times during the existence of this Agreement and keep in full force and effect, such (1) fidelity insurance, (2) theft of documents insurance, (3) forgery insurance, (4) fire insurance and (5) errors and omissions insurance, as the Custodian deems appropriate;

                 e. the Custodian shall perform its obligations under this Agreement in accordance with prudent standards and procedures generally accepted in the mortgage banking industry and in accordance with the standards of the Agencies; provided, however, that the Custodian shall at all times comply with applicable law and FHA regulations and VA regulations so that the FHA insurance, VA guarantee or any other





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
         applicable insurance or guarantee in respect of any Mortgage Loan is not impaired, voided or reduced; the Custodian shall at all times maintain accurate and complete records in connection with the performance of its obligations under this Agreement; and

                 f. the Custodian hereby represents and warrants to the Buyer that the Custodian is not controlling, controlled by, under common control with or otherwise affiliated with, the Seller or any other person controlling, controlled by, under common control with or otherwise affiliated with, the Seller, and covenants and agrees with the Buyer that in the event any such affiliation occurs, the Custodian shall give the Buyer prior written notice thereof (the term "affiliate," as used herein, means all persons or entities directly or indirectly controlling, controlled by, or under common control with the Seller and the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of any person or entity, whether through ownership of securities, by contract [except as may be provided under, or ancillary to, any credit or security agreements with the Seller to which the Custodian is or may hereafter be a party] or otherwise).

         17. Duties of the Custodian. The Custodian shall have no duties or responsibilities except those that are specifically set forth herein. If the Custodian shall request instructions from the Buyer with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to take or refrain from taking such action and continue to act or refrain from acting unless and until the Custodian shall have received written instructions from the Buyer.

         18. Representations by the Parties as to this Agreement. The Custodian, the Seller and the Buyer each separately represent and warrant to each other that this Agreement has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms.

         19. Indemnification. The Seller agrees to indemnify the Custodian against, and to hold it harmless from, any liabilities, and any related out-of-pocket expenses, which it may incur in connection with this Agreement, other than any liabilities and expenses arising out of the Custodian's gross negligence or willful misconduct. To the extent that the Seller fails so to indemnify the Custodian, the Buyer shall so indemnify the Custodian and shall be subrogated to the rights of the Custodian with respect to any payment made by the Buyer in respect thereof. The Custodian agrees to indemnify the Buyer and the Seller against liabilities and out-of-pocket expenses which such party may incur, including legal fees and expenses as incurred, in connection with this Agreement which are directly and proximately caused by the Custodian's gross negligence or willful misconduct.

         20. Authorizations. Any of the persons whose signatures and titles appear on Schedule I are authorized, acting singly, to act for the Seller, the Buyer, or the Custodian, as the case may be, under this Agreement.





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
         21. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto (provided that the Buyer may modify the Required Documents set forth in Paragraph 4 hereof by giving written notice of such modification to the Seller and the Custodian), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         22. Responsibility of Custodian. Notwithstanding anything to the contrary contained herein, the Custodian shall only be responsible to the Buyer, the Seller and any assignee from the Buyer of its interests hereunder with respect to the obligations and responsibilities of the Custodian assumed by it hereunder. The parties hereto agree that the Buyer shall be entitled to assign its rights hereunder without the consent of any party hereto to any entity selected by the Buyer. The Buyer shall advise the Custodian in writing of any such assignment and prior to receiving such advice the Custodian shall be fully protected in dealing with the Buyer to the exclusion of any such assignee.

         23. Incorporation of Preliminary Matters, Schedules and Exhibits. The Preliminary Matters set forth in this Agreement preceding Paragraph 1 and all schedules and exhibits referred to herein are incorporated and made a part hereof as though fully set forth herein.

         24. Severability. If any provision of this Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent required by law.

         25. Binding Effect. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns provided, however, that neither the Seller nor the Custodian may assign this Agreement or any of its rights or obligations hereunder except with the prior written consent of the Buyer.

         26. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         27. Governing Law; Jurisdictional Matters. The Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF STATE OF TEXAS, OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THE AGREEMENT, THE PARTIES HEREBY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS. THIS





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
SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE BUYER FROM OBTAINING JURISDICTION OVER THE SELLER OR THE CUSTODIAN IN ANY COURT OTHERWISE HAVING JURISDICTION.

         28. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY (A) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN, (B) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (C) ACKNOWLEDGE THAT IT ENTERED INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BASED UPON AMONG OTHER THINGS THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]





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         IN WITNESS WHEREOF, the Seller, the Buyer and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date and year first above written.


                                        LOMAS MORTGAGE USA, INC.


                                        By: /s/ LOUIS P. GREGORY
                                            -----------------------------------
                                        Name: Louis P. Gregory
                                              ---------------------------------
                                        Title: Senior Vice President
                                               --------------------------------


                                        BANK ONE, TEXAS, N.A.,
                                                as Custodian and, solely for
                                                purposes of Paragraph 12, in
                                                its individual  capacity


                                        By: /s/ GLORIA SADLER
                                            -----------------------------------
                                        Name: Gloria Sadler
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------


                                        FIRST NATIONWIDE MORTGAGE
                                         CORPORATION


                                        By: /s/ J. RANDY SCOTT
                                            -----------------------------------
                                        Name: J. Randy Scott
                                              ---------------------------------
                                        Title: President
                                               --------------------------------





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
                                   SCHEDULE I


SELLER NOTICES

Name:      Louis P. Gregory                Address: 1600 Viceroy Drive
           ------------------------                 ---------------------------
Title:     General Counsel                          Dallas, Texas 75265-5644
           ------------------------                 ---------------------------
Telephone: 214-879-7070
           ------------------------                 ---------------------------
Facsimile: 214-879-7075
           ------------------------                 ---------------------------




SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

         Name                       Title                Signature
         ----                       -----                ---------
Richard Ringering                   SVP                  /s/ RICHARD RINGERING

Sandy Tolbert                       EVP                  /s/ SANDY TOLBERT

Julie Maddox                        VP                   /s/ JULIE MADDOX

Paul Fletcher                       SVP                  /s/ PAUL FLETCHER

CUSTODIAN NOTICES

Name:      Gloria Sadler                   Address: Banc One, Texas
           ------------------------                 ---------------------------
Title:     Vice President                           1900 Pacific Avenue
           ------------------------                 ---------------------------
Telephone: 214-290-6082                             6th floor
           ------------------------                 ---------------------------
Facsimile: 214-290-6069                             Dallas, Texas 75201
           ------------------------                 ---------------------------

CUSTODIAN AUTHORIZATIONS

Any person whose signatures and titles appear below is authorized, acting singly, to act for Custodian under this Agreement:


         Name                     Title                     Signature
         ----                     -----                     ---------
Gloria Sadler                Vice President
                                             ----------------------------------

                                             ----------------------------------


BUYER NOTICES

Name:      Christie S. Flanagan            Address: 200 Crescent Court
           ------------------------                 ---------------------------
Title:     General Counsel                          Suite 1350
           ------------------------                 ---------------------------
Telephone: 214-871-5188                             Dallas, Texas 75201
           ------------------------                 ---------------------------
Facsimile: 214-871-5199
           ------------------------                 ---------------------------


BUYER AUTHORIZATIONS

         Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for the Buyer under this Agreement:

         Name                     Title                     Signature
         ----                     -----                     ---------
Susan A. Billings                 EVP
                                             ----------------------------------
Betty Seatter                     FVP
                                             ----------------------------------
Donna Bowles                      AVP        /s/ DONNA BOWLES
                                             ----------------------------------
Rosemarie Mallett                 SVP
                                             ----------------------------------
Kevin Gillespie                   EVP
                                             ----------------------------------
Georgia Moses                     SVP
                                             ----------------------------------
Francine Constable                SVP        /s/ FRANCINE CONSTABLE
                                             ----------------------------------

                                                                       EXHIBIT A
                     DOCUMENT SUBMISSION SUMMARY NO.______


BUYER:                                  CUSTODIAN:
First Nationwide Mortgage Corp.         Bank One, Texas, National Association

___________________________________     ______________________________________

___________________________________     ______________________________________
Attn:                                   Attn:
Facsimile:                              Facsimile

         RE: Tri-Party Custody Agreement dated as of September 19, 1995 among Lomas Mortgage USA, Inc. ("Seller"), Buyer and Custodian (the "Custody Agreement")

Reference is made to the Agreement. Capitalized terms not defined herein have the meanings specified in the Custody Agreement. Contemporaneous herewith Seller has submitted each of the Mortgage Loans identified on the attached schedule to the Buyer for purchase by the Buyer under the Repurchase Agreement.

REPRESENTATION AND WARRANTY OF SELLER

Seller hereby represents and warrants that:

         (a) the Required Documents with respect to such Mortgage Loans have been, or are hereby, submitted to Custodian pursuant to the Custody Agreement; and

         (b) all other documents necessary for such Mortgage Loans (other than such Mortgage Loans as are "Housing Authority Mortgage Loans") to satisfy the terms of the "Takeout Commitments" and "Agency Commitments" by which such Mortgage Loans are "Covered" (each term in quotation marks having the meaning specified in the Repurchase Agreement), including but not limited to mortgages, insurance policies, loan applications and appraisals, are held by Seller as bailee and custodian in trust for the Buyer.

                                        LOMAS MORTGAGE USA, INC.


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________
                                        Date:_________________________________





                                      A-1